UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                December 4, 2002
                Date of Report (Date of earliest event reported)

                            AMERADA HESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                                                13-4921002
        Delaware                    1-1204                     (IRS Employer
(State of Incorporation)   (Commission File Number)          Identification No.)


                           1185 Avenue of the Americas
                            New York, New York 10036
                     (Address of Principal Executive Office)


                                 (212) 997-8500
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.   OTHER EVENTS

          Mr. Craig G. Matthews, former Vice Chairman, Chief Operating Officer and a director of Keyspan Corporation, was elected a director of Amerada Hess Corporation at a meeting of its Board of Directors on December 4, 2002. Prior to his election as Chief Operating Officer of Keyspan Corporation, Mr. Matthews served as its Chief Financial Officer.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERADA HESS CORPORATION


DATE:      December 5, 2002                 By: /s/ J. Barclay Collins II
                                               ---------------------------------
                                               Name:   J. Barclay Collins II
                                               Title:  Executive Vice President
                                                         and General Counsel